Exhibit 99.2

THE JOINT CORP.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On May 18, 2015, we completed our repurchase of five franchises, consisting of three developed franchises and two undeveloped franchises, from First Light Junction, Inc. (“First Light Junction”) for a purchase price of $751,375, consisting of $676,375 paid in cash and a $75,000 note issued to the seller. The purchase price has been initially allocated to the underlying assets, including the identifiable intangible assets, based on our estimate of fair values and remaining economic lives. The purchase price allocation is subject to change when final valuations are obtained. The excess of the purchase price over the net of the amounts assigned to tangible and identifiable intangible assets acquired and liabilities assumed is recognized as goodwill, and as a result will be subject to the annual impairment test.

The following unaudited pro forma combined condensed financial statements reflect the acquisition using the acquisition method of accounting. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. The pro forma adjustments are preliminary and have been prepared to illustrate the estimated effect of the acquisition. Final adjustments may differ from the pro forma adjustments presented herein. The unaudited pro forma combined condensed financial statements are based on historical results and do not include any adjustments to reflect expected future cost savings from consolidation and efficiencies or the effects of any other cost reduction actions, nor do these statements include any pro forma adjustments relating to costs of integration that the combined company may incur, as such adjustments would be forward-looking.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 illustrates the effect of the acquisition of First Light Junction as if it had occurred on January 1, 2014, and was derived from the historical audited statement of operations for First Light Junction, combined with The Joint Corp.’s historical audited statement of operations for the year ended December 31, 2014.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 illustrates the effect of the acquisition of First Light Junction as if it had occurred on January 1, 2014, and was derived from the historical unaudited statements of operations for First Light Junction, combined with The Joint Corp.’s historical unaudited condensed consolidated statement of operations for the three months ended March 31, 2015.

The historical consolidated financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

Intercompany transactions between The Joint Corp. and First Light Junction have been eliminated within the condensed combined statements of operations. The assumptions used to prepare the pro forma financial information are contained in the notes to the unaudited pro forma combined condensed financial statements.

The unaudited pro forma combined condensed financial statements should be read in conjunction with:

•	the historical consolidated audited financial statements of The Joint Corp. as of and for the year ended December 31, 2014 and the related notes thereto included in its Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 20, 2015.

•	the historical unaudited condensed consolidated financial statements of The Joint Corp. as of March 31, 2015 and for the three months ended March 31, 2015 and notes thereto included in its Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 15, 2015.

•	the historical audited financial statements of First Light Junction as of and for the year ended December 31, 2014 and notes thereto, which are included as Exhibit 99.1 to this Current Report on Form 8-K/A; and

•	the historical unaudited financial statements of First Light Junction as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 and notes thereto, which are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

Pro forma adjustments for the acquisition are based upon preliminary estimates, available information and certain assumptions that management of the Company deem appropriate. Final adjustments may differ from the pro forma adjustments presented herein. Any changes to the initial estimates of the fair value of the assets and liabilities will be recorded as adjustments to those assets and liabilities, and residual amounts will be allocated to goodwill.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if we had operated First Light Junction or if the acquisition had occurred as of the date or during the period presented, nor is it necessarily indicative of future operating results or financial position.

Certain reclassifications have been made from First Light Junction’s financial statements to conform with the presentation of The Joint Corp.’s financial statements.

THE JOINT CORP.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2015

	March 31, 2015 (unaudited)

	Historical The Joint Corp.	Historical First Light Junction, Inc.	Pro Forma Adjustments				Pro Forma Combined
Current assets:
Cash and cash equivalents	$17,082,930	$19,288	$(19,288	)(a)	$(676,375	)(d)	$16,406,555
Restricted cash	338,561	-	-		-		338,561
Accounts receivable, net	775,669	-	-		-		775,669
Income taxes receivable	395,814	-	-		-		395,814
Note receivable - current portion	24,598	-	-		-		24,598
Deferred franchise costs - current portion	579,800	-	(30,600	)(d)	-		549,200
Deferred tax asset - current portion	208,800	-	-		-		208,800
Prepaid expenses and other current assets	80,326	12,964	(12,964	)(a)	-		80,326
Total current assets	19,486,498	32,252	(62,852)		(676,375)		18,779,523
Property and equipment, net	1,587,544	250,513	(18,913	)(a)	-		1,819,144
Note receivable	27,942	-	-		-		27,942
Deferred franchise costs, net of current portion	2,432,900	-	-		-		2,432,900
Intangible assets, net	1,084,583	88,649	70,651	(b)	-		1,243,883
Goodwill	1,821,040	-	333,075	(c)	-		2,154,115
Deposits and other assets	86,051	22,799	(22,799	)(a)	-		86,051
Total assets	$26,526,558	$394,213	$299,162		$(676,375)		$26,543,558

Current liabilities:
Accounts payable and accrued expenses	$1,575,614	$4,400	$(4,400	)(a)	$-		$1,575,614
Co-op funds liability	298,561	-	-		-		298,561
Payroll liabilities	627,467	-	-		-		627,467
Note payable - current portion	115,000	-	75,000	(d)	-		190,000
Deferred rent - current portion	98,053	27,521	(27,521	)(a)	-		98,053
Deferred revenue - current portion	2,008,106	-	(58,000	)(d)	-		1,950,106
Other current liabilities	41,575	1,094,435	(1,094,435	)(a)	-		41,575
Total current liabilities	4,764,376	1,126,356	(1,109,356)		-		4,781,376
Note payable - net of current portion	140,000	-	-		-		140,000
Deferred rent, net of current portion	432,317	76,438	(76,438	)(a)	-		432,317
Deferred revenue, net of current portion	7,037,500	-	-		-		7,037,500
Other liabilities	296,448	11,669	(11,669	)(a)	-		296,448
Total liabilities	12,670,641	1,214,463	(1,197,463)		-		12,687,641
Commitment and contingencies
Stockholders' equity:
Preferred stock
Common stock	10,265	-	-		-		10,265
Additional paid-in capital	21,553,194	-	-		-		21,553,194
Treasury stock	(791,638)	-	-		-		(791,638)
Accumulated deficit	(6,915,904)	(820,250)	820,250	(e)	-		(6,915,904)
Total stockholders' equity	13,855,917	(820,250)	820,250		-		13,855,917
Total liabilties and stockholders' equity	$26,526,558	$394,213	$(377,213)		$-		$26,543,558

The accompanying notes are an integral part of these consolidated financial statements.

THE JOINT CORP.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2014

	Year Ended December 31, 2014

	Historical The Joint Corp.	Historical First Light Junction, Inc.	Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Combined

Revenues:
Royalty fees	$3,194,286	$-	$(38,834)	(f)	$-		$3,155,452
Franchise fees	1,933,500	-	(29,000)	(g)	-		1,904,500
Revenues and management fees from company clinics	-	307,274	-		-		307,274
Regional developer fees	478,500	-	-		-		478,500
IT related income and software fees	840,825	-	(8,250)	(h)	-		832,575
Advertising fund revenue	459,493	-	(5,548)	(i)	-		453,945
Other income	210,058	-	-		-		210,058
Total revenues	7,116,662	307,274	(81,632)		-		7,342,304
Cost of revenues:
Franchise cost of revenues	2,081,382	-	-		-		2,081,382
IT cost of revenues	165,057	-	-		-		165,057
Total cost of revenues	2,246,439	-	-		-		2,246,439
Selling and marketing expenses	1,188,016	77,299	(38,834)	(f)	-		1,226,481
Depreciation and amortization	210,123	71,704	38,293	(j)	(10,650	)(k)	309,470
General and administrative expenses	5,098,793	513,817	(13,798)	(i)(h)	-		5,598,812
Total selling, general and administrative expenses	6,496,932	662,820	(14,339)		(10,650)		7,134,763
Loss from operations	(1,626,709)	(355,546)	(67,293)		10,650		(2,038,898)

Other expense	(64,075)	-	-		-		(64,075)
Loss before income taxes	(1,690,784)	(355,546)	(67,293)		10,650		(2,102,973)

Income tax expense	(1,340,436)	-	-	(l)	-		(1,340,436)

Net loss	$(3,031,220)	$(355,546)	$(67,293)		$10,650		$(3,443,409)

Loss per share:
Basic and diluted loss per share	$(0.56)						$(0.63)

Weighted average common shares outstanding	5,451,851						5,451,851

See accompanying notes to the unaudited pro forma financial information.

THE JOINT CORP.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2015

	Three Months Ended March 31, 2015

	Historical The Joint Corp.	Historical First Light Junction, Inc.	Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Combined

Revenues:
Royalty fees	$1,015,513	$-	$(12,075)	(f)	$-		$1,003,438
Franchise fees	348,000	-	-		-		348,000
Revenues and management fees from company clinics	387,453	94,340	-		-		481,793
Regional developer fees	217,500	-	-		-		217,500
IT related income and software fees	203,975	-	(2,475)	(h)	-		201,500
Advertising fund revenue	285,516	-	(3,450)	(i)	-		282,066
Other income	49,941	-	-		-		49,941
Total revenues	2,507,898	94,340	(18,000)		-		2,584,238
Cost of revenues:
Franchise cost of revenues	507,566	-	-		-		507,566
IT cost of revenues	37,695	-	-		-		37,695
Total cost of revenues	545,261	-	-		-		545,261
Selling and marketing expenses	967,024	23,371	(12,075)	(f)	-		978,320
Depreciation and amortization	122,596	20,545	9,573	(j)	(2,663	)(k)	150,051
General and administrative expenses	2,788,240	104,102	(5,925)	(i)(h)	-		2,886,417
Total selling, general and administrative expenses	3,877,860	148,018	(8,427)		(2,663)		4,014,788
Loss from operations	(1,915,223)	(53,678)	(9,573)		2,663		(1,975,811)

Other income	11,500	-	-		-		11,500
Loss before income taxes	(1,903,723)	(53,678)	(9,573)		2,663		(1,964,311)

Income taxes	-	-	-	(l)	-		-

Net loss	$(1,903,723)	$(53,678)	$(9,573)		$2,663		$(1,964,311)

Loss per share:
Basic and diluted loss per share	$(0.20)						$(0.20)

Weighted average common shares outstanding - basic	9,662,502						9,662,502

See accompanying notes to the unaudited pro forma financial information.

THE JOINT CORP

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

1. Basis of Presentation

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014 are based on the historical financial statements of The Joint Corp. and First Light Junction, after giving effect to our acquisition of First Light Junction on May 18, 2015, and after applying the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements of The Joint Corp. included in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and the historical financial statements of First Light Junction, included herein.

The unaudited pro forma condensed combined financial statements have been presented for informational purposes only. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of what the combined company’s results of operations or financial position that would have reported had the acquisition been completed as of the dates presented, and should not be taken as a representation of the combined company’s future consolidated results of operations or financial position.

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting. As such, identifiable assets acquired and liabilities assumed are recognized at fair value as of the acquisition date. Goodwill as of the acquisition date is measured as the excess of consideration transferred and the net amounts of the identifiable assets acquired and the liabilities assumed.

The unaudited pro forma condensed combined financial statements do not reflect any adjustments for restructuring activities or expected operating efficiencies or cost savings that may be achieved with respect to the combined companies or the costs necessary to achieve such restructuring activities, cost savings and operating synergies.

2. Estimate of Assets Acquired

On May 18, 2015, we completed our repurchase of five franchises from First Light Junction, consisting of three developed franchisees and two undeveloped franchises, for a purchase price of $751,375. At the time of the transaction, we carried a deferred revenue balance of $58,000, representing franchise fees collected upon the execution of the franchise agreements, and deferred franchise costs of $30,600.  In accordance with ASC 952-605, we accounted for the franchise rights associated with the unopened franchises as a cancellation, and the respective deferred revenue and deferred franchise costs were netted against the aggregate purchase price.  The resulting $27,400 was accounted for as consideration paid for the acquisition of the developed franchises.

The purchase price allocation for this acquisition is preliminary and subject to further adjustment upon finalization of the opening balance sheet.  The $723,975 of net consideration paid was allocated to assets as follows:

Property	$231,600
Intangible assets	159,300
Goodwill	333,075
$723,975

Intangible assets consist of reacquired franchise rights of $115,800 and customer relationships of $43,500 and will be amortized over their estimated useful lives of seven years, and two years, respectively. These preliminary estimates of fair value and useful lives could be different from the final acquisition accounting, and the difference could have a material impact on our consolidated financial statements. The combined effect of any such changes could also result in a significant increase or decrease to our estimate of associated amortization expense within the accompanying condensed combined statements of operations.

3. Description of Pro Forma Adjustments

a) Adjustments to exclude certain assets and liabilities not included in the acquisition.

b) Adjustment to reflect preliminary estimate of intangibles, which consist of reacquired franchise rights and customer relationships.

c) Adjustment to reflect preliminary goodwill as a result of the acquisition.

d) Adjustment to reflect the consideration paid for the acquisition, consisting of cash of $676,375 and a note payable of $75,000. Additionally, deferred revenue of $58,000 and deferred costs of $30,600 are also accounted for as consideration paid for the acquisition.

e) Adjustment to eliminate historical equity accounts of First Light Junction.

f) Adjustment to eliminate royalty fees paid to The Joint Corp. from First Light Junction that are intercompany in nature on a combined basis.

g) Adjustment to eliminate franchise fees recognized by The Joint Corp. for a clinic opened in 2014 that are intercompany in nature on a combined basis.

h) Adjustment to eliminate software fees paid to The Joint Corp. from First Light Junction that are intercompany in nature on a combined basis.

i) Adjustment to eliminate advertising fund revenue paid to The Joint Corp. from First Light Junction that are intercompany in nature on a combined basis.

j) Adjustment to recognize the amortization of intangible assets of reacquired franchise rights and customer relationships arising from the acquisition, which are being amortized over useful lives of seven and two years, respectively.

k) Adjustment to eliminate First Light Junction’s amortization of franchise fees which are intercompany in nature on a combined basis.

l) No pro forma adjustment to income taxes was made to the condensed combined statements of operations, as any income tax benefit generated would be fully reserved for, resulting in a net zero impact to income taxes.